UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT

Date of Report (Date of Earliest event Reported): September 23, 2014

SMARTDATA CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-53498	87-0449945
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1436 Legend Hills Dr.
Clearfield, Utah 84015
(Address of principal executive offices, including zip code)

(801) 244-4405
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On September 23, 2014, SmartData Corporation (the "Company") and Petersen Inc.("Petersen") entered into an Debt Settlement ("Agreement"), to settle approximately $156,900 in outstanding debt the Company incurred as a result of the engineering and construction services provided by Petersen in connection with a 32 inch Downdraft Gasifier ("Gasifier"). Petersen agreed that, upon receipt of the payment and stock, all claims of Petersen against SmartData and its predecessors, were deemed released.

Pursuant to the Agreement the Company made a cash payment of $56,900 and issued 40,000 shares of SmartData Corporation $0.001 par value common stock. The shares were determined to have a fair value of $3.70 per share, or $148,000 on September 23, 2014, a loss on settlement of debt of approximately $48,000 will be recognized as a result of the Agreement.

A copy of the Debt Settlement Agreement is attached hereto as Exhibit 10.1.

The Company plans to begin clinical lab testing of the 32' Downdraft Gasifier during its first fiscal quarter ending December 31, 2014, to further establish its capability of producing large volumes of clean, renewable energy from any carbon compound (Municipal Solid Waste (MSW), Coal, Sewage Sludge) into clean Synthesis Gas.

The foregoing description of the terms of the Purchase Agreement is qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.1 to this report, which is incorporated by reference herein.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

The information contained in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 of this Form 8-K is incorporated herein by reference.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

In connection with the Debt Settlement Agreement, the Company will issue 40,000 shares of restricted $0.001 par value common stock. The shares were authorized for issuance pursuant to an exemption under Section 4(2) of the Securities Act of 1933.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

Exhibit 10.1	Debt Settlement Agreement dated September 23, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2014	SmartData Corporation
(Registrant)

	By:	/s/ Zachary K. Bradford
Zachary K. Bradford, Chief Financial Officer

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